Exhibit 10.31

THIRD AMENDMENT TO AGREEMENT FOR LEASE OF REAL PROPERTY

THIS THIRD AMENDMENT TO AGREEMENT FOR LEASE OF REAL PROPERTY (this “Amendment”) is made as of September 26, 2014, by and between PINNACLE HEALTH HOSPITALS, a Pennsylvania non-profit corporation (“Lessor”), and AMERICAN REALTY CAPITAL VII, LLC, a Delaware limited liability company (“Lessee”).

WHEREAS, Lessee and Lessor entered into that certain Agreement for Lease of Real Property, having an effective date of June 16, 2014 (the “Initial Agreement”), that certain First Amendment to Agreement for Lease of Real Property, dated as of July 16, 2014 (the “First Amendment”), and that certain Second Amendment to Agreement for Lease of Real Property, dated as of August 1, 2014 (the “Second Amendment”; the Initial Agreement, as amended by the First Amendment and the Second Amendment, the “Agreement”), with regard to the Property, as more particularly described in the Agreement. Lessee and Lessor wish to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promise contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree that the Agreement shall be amended as follows:

1.	Closing Date. Notwithstanding anything to the contrary contained in the Agreement, the Closing Date for the Brady Property, Community Health Property, FOC Property and Landis Property shall occur on or before September 26, 2014, and the Closing Date for the Bloom Property and the Medical Sciences Property shall occur on or before October 10, 2014, subject, in each case, to any applicable extension periods set forth in the Agreement.

2.	Amendments to the Agreement. The Agreement is hereby amended as follows:

(a)	The defined term “Ground Leases” set forth in Section 1(k) of the Initial Agreement, is hereby deleted in its entirety. The following defined term is hereby added to Section 1 of the Initial Agreement:

“‘Building Leases’ shall mean those Building Master Leases for the Leasehold Properties to be entered into at Closing between Lessor, as landlord, and Lessee, as tenant. Each of the Building Leases may be referred to herein individually as a ‘Building Lease’ or the ‘Building Lease.’”

Each instance of the defined term Ground Lease or Ground Leases in the Agreement is hereby replaced with the defined term Building Lease or Building Leases, as applicable.

(b)	The defined term “Pinnacle Tenant” set forth in Section 1(t) of the Initial Agreement, is hereby modified by deleting the word “PinnacleHealth” and substituting the words “Pinnacle Health Hospitals” in lieu thereof.

(c)	The words “ground rent” appearing in the third to final clause of Section 4(a) of the Initial Agreement are hereby deleted and the word “rent” is substituted in lieu thereof.

(d)	Section 10(a) the Initial Agreement, as amended by Section 3 of the First Amendment and Section 6 of the Second Amendment, is hereby deleted in its entirety.

(e)	Section 10(s) of the Initial Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“A Memorandum of Building Master Lease for each of the Leasehold Properties (each, a ‘Memo of Building Lease’ and collectively, the ‘Memos of Building Lease’) in the form attached to the Building Master Leases; and”

Each instance of the defined term Memo of Ground Lease or Memos of Ground Lease in the Agreement is hereby replaced with the defined term Memo of Building Lease or Memos of Building Lease, as applicable.

(f)	Section 13(h) of the Initial Agreement, as amended by Section 4 of the First Amendment and Section 7 of the Second Amendment, is hereby deleted in its entirety and the following is substituted in lieu thereof:

“The Building Master Leases and the Pinnacle Leases shall be in form and substance mutually acceptable to Lessor and Lessee in their respective sole and absolute discretion.”

(g)	Section 14(a) and the final paragraph of Section 14 of the Initial Agreement are hereby deleted in their entirety.

(h)	Schedule 6(e) to the Initial Agreement is hereby modified by deleting each instance of the word “Ground” and substituting the word “Building” in lieu thereof.

(i)	Section 2 of the First Amendment is hereby deleted in its entirety.

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(j)	Section 2 and Section 3(b) of the Second Amendment are hereby deleted in their entirety. Exhibits B and C to the Second Amendment are hereby deleted in their entirety.

(k)	Section 4 of the Second Amendment is hereby modified by deleting “$65,990.00” in the second sentence thereof and substituting “$33,250.00” in lieu thereof. Exhibit D to the Second Amendment is hereby deleted and replaced with Exhibit D attached hereto.

3.	Mortgage Subordination – Brady Medical Center Rights. Reference is made to that certain Master Open-End Mortgage and Security Agreement, having an effective date of June 24, 2009, by Lessor to Manufacturers and Traders Trust Company, a New York banking corporation, recorded on July 2, 2009 as instrument number 20090021845 with the Recorder of Deeds, Dauphin County, Pennsylvania (together with all renewals, modifications, consolidations, replacements and extensions thereof, the “Subject Mortgage”). If and to the extent the Subject Mortgage encumbers any property subject to the “Tenant’s Medical Center Rights,” under and as defined in the Building Lease for the Brady Property (the “Brady Medical Center Rights”), then Lessor shall use best efforts to obtain a recordable instrument, in form and substance reasonably satisfactory to Lessee, subordinating the Subject Mortgage to the Brady Medical Center Rights and deliver same to Lessee for recordation within thirty (30) days of the date hereof.

4.	Miscellaneous. Except as expressly modified hereby the terms of the Agreement shall remain in full force and effect as written. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures on this Amendment which are transmitted electronically shall be valid for all purposes, however any party shall deliver an original signature of this Amendment to the other party upon request.

[Signatures appear on following page]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first set forth above.

LESSEE:	LESSOR:

AMERICAN REALTY CAPITAL VII, LLC, a Delaware limited liability company	PINNACLE HEALTH HOSPITALS, a Pennsylvania non-profit corporation

By:	/s/ Edward M. Weil, Jr.	By:	/s/ William H. Pugh
	Name: Edward M. Weil, Jr.		Name: William H. Pugh
	Title: President		Title: Senior Vice President and CFO

EXHIBIT D

REPAIR ITEMS